EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of VIASPACE Green Energy Inc., a British Virgin Islands international company (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission (the “10-Q Report”) that:

(1)	the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011	/s/ Carl Kukkonen
Carl Kukkonen
Chief Executive Officer (principal executive officer)

Date: November 14, 2011	/s/ Stephen J. Muzi
Stephen J. Muzi
Chief Financial Officer (principal financial and accounting officer)